UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2025
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1333 Butterfield Road, Downers Grove, Illinois
(Address of principal executive offices)
60515
(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	FSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01    Other Events.

On February 12, 2025, Federal Signal Corporation (the “Company”) completed the acquisition of substantially all the assets and operations of Waterblasting, LLC, owner of Hog Technologies (“Hog”), and an affiliated entity. Hog is a leading U.S. manufacturer of truck-mounted road-marking, line-removal, and waterblasting equipment, serving infrastructure, municipal, and airport markets. The Company also entered into a definitive agreement to acquire Hog’s primary manufacturing facility in Stuart, Florida.

A copy of the related press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Federal Signal Corporation Press Release, dated February 12, 2025.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

 SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: February 14, 2025	By:	/s/ Ian A. Hudson
Ian A. Hudson, Senior Vice President and Chief Financial Officer